Exhibit 10.22.3
THIRD AMENDMENT TO LOAN AGREEMENT
                    This Third Amendment to Loan Agreement (“Amendment”) is made effective the 30th day of June, 2010, between GRAYMARK HEALTHCARE, INC., an Oklahoma corporation (“GRMH”), SDC HOLDINGS, LLC, an Oklahoma limited liability company (“SDC”) and APOTHECARYRx, LLC, an Oklahoma limited liability company (“ARx” together with GRMH and SDC, jointly and severally the “Borrowers” and each a “Borrower”), OLIVER COMPANY HOLDINGS, LLC, an Oklahoma limited liability company (“OCH”), ROY T. OLIVER, an individual (“Oliver”), STANTON M. NELSON, an individual (“Nelson”), ROY T. OLIVER, as Trustee of the Roy T. Oliver Revocable Trust dated June 15, 2004 (the “Trust”), VAHID SALALATI, an individual (“Salalati”), KEVIN LEWIS, an individual (“Lewis”) ROGER ELY, an individual (“Ely”) and LEWIS P. ZEIDNER, an individual (“Zeidner” and together with OCH, Oliver, Nelson, Trust, Salalati, Lewis and Ely, the “Guarantors”) and ARVEST BANK, an Arkansas banking corporation (the “Bank”).
                    WHEREAS, the Borrowers, Guarantors and Bank have heretofore entered into that certain Loan Agreement dated effective May 21, 2008, as amended by means of that certain Amendment to Loan Agreement dated effective May 21, 2008 and that certain Second Amendment to Loan Agreement dated effective May 21, 2009 (together, the “Loan Agreement”) and related Loan Documents;
                    WHEREAS, the Borrowers, Guarantors and Bank desire to further amend the Loan Agreement and Loan Documents by means of this Amendment as set forth herein; and
                    WHEREAS, this Amendment is executed by each Guarantor and delivered to the Bank to reflect the Guarantors consent to the Amendment, to induce the Bank to amend the Loan and in satisfaction of a material condition precedent to such amendment by the Bank.
                    NOW, THEREFORE, in consideration of the mutual covenants among the parties hereto, it is agreed as follows:
1.     Defined Terms. Unless otherwise defined herein, all terms defined in the Loan Agreement or other Loan Documents will have the same meanings in this Amendment.
2.     Term Note; Interest. Paragraph 3.1.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
3.1.2	Interest. Prior to Default, the unpaid principal balance of the Term Note will bear interest from the date of advance at the per annum rate equal to the greater of (a) the WSJ Prime Rate, as adjusted; or (b) six percent (6%) per annum. The WSJ Prime Rate will be adjusted, without notice, on an annual basis to the WSJ Prime Rate then in effect as of each anniversary date of this Note, or the first business day following such date if the anniversary date occurs on a weekend or holiday that there is no such rate determined or published. After Default, all amounts due under the Term Note will bear interest at the per annum rate equal to the greater of: (a) fifteen percent (15%); or (b) the WSJ Prime Rate plus five percent (5%). Interest will be computed on a per diem charge based on a three hundred sixty (360) day year.

Third Amendment to Loan Agreement

3.     Acquisition Note; Interest. Paragraph 3.2.2 of the Loan Agreement is hereby deleted in its entirety and replaced its entirety with the following:
3.2.2	Interest. Prior to Default, the unpaid principal balance of each Tranche of the Acquisition Note will bear interest from the date of advance at the per annum rate equal to the greater of (a) the WSJ Prime Rate, as adjusted for any changes to the WSJ Prime Rate on each anniversary date; or (b) six percent (6%) per annum. The WSJ Prime Rate will be adjusted, without notice, on an annual basis to the WSJ Prime Rate then in effect as of each anniversary date of each Tranche of the Acquisition Note, or the first business day following such date if the anniversary date occurs on a weekend or holiday that there is no such rate determined or published. After Default, all amounts due under the Acquisition Note will bear interest at the per annum rate equal to the greater of: (a) fifteen percent (15%); or (b) the WSJ Prime Rate plus five percent (5%). Interest will be computed on a per diem charge based on a three hundred sixty (360) day year.
4.     Covenants. The following additional section will be added to the Agreement:
7.4.4	Accounts Receivable: Inventory. Commencing July 2010, and for each month thereafter, the Borrowers will furnish the Bank within twenty (20) days after the end of each month aged accounts receivable reports (to the extent aged reports are available) in form and substance satisfactory to the Bank.
5.     Debt Service Coverage Ratio. Paragraph 8.11 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
8.11	Debt Service Coverage Ratio. Commencing with the Quarter ending September 30, 2010 and thereafter during the term of the Loan, based on the latest four rolling quarters, the Borrowers will continuously maintain a Debt Service Coverage Ratio of not less than 1.25 to 1. Provided, however, if on September 30, 2010, a written contract for a Pharmacy Sale (as hereafter defined) exists and such contract is scheduled to close within the ensuing 30 days, the date for commencement of the continuous maintenance of the Debt Service Ratio will be extended to October 31, 2010 and the payments and transactions resulting from the consummation of the Pharmacy Sale (that are made or completed within the earlier of 30 days of the closing date of the Pharmacy Sale or October 31, 2010) will be deemed effective on September 30 for purposes of the Debt Service Coverage Ratio only. If the Pharmacy Sale closes between September 1 and September 30, 2010 the date for commencement of the continuous maintenance of the Debt Service Ratio will be extended for thirty (30) days post closing (but in any event not beyond October 31, 2010) and the payments and transactions resulting from the consummation of the Pharmacy Sale (that are made or completed within the earlier of 30 days of the closing date of the Pharmacy Sale or October 31, 20 10) will be deemed effective on September 30 for purposes of the Debt Service Coverage Ratio only.

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6. Sale of Pharmacies. The Borrowers intend to sell all or substantially all of the pharmacies owned by the Borrowers or the Borrower’s affiliates in one or more transactions on market terms to be reasonably approved by the Bank (the “Pharmacy Sales”). Any Pharmacy Sale that will result in Sale Proceeds (as hereafter defined) sufficient to make the Pharmacy Sale Payment (as hereafter defined) to the Bank is deemed approved and no additional approval by the bank will be necessary. If the Pharmacy Sales are consummated, all proceeds from any Pharmacy Sales (after payment of all reasonable, usual and customary third party costs actually incurred in connection with a Pharmacy Sale, such as (i) commissions, (ii) legal and accounting fees and other expenses paid to third parties, (iii) payment of Seller Carry Financing on the Pharmacies sold and amounts due to Cardinal for the Pharmacies sold, each of which is required to obtain a release at closing in order to close a Pharmacy Sale, the “Sale Proceeds”) will be immediately deposited in a restricted account at the Bank (the “Restricted Account”). At the closing of any Pharmacy Sale approved (or deemed approved herein) by the Bank, The Bank will provide the purchaser a release of all liens and security interests held by the Bank relating to the Pharmacy being sold. The Borrowers will take all actions necessary to ensure that the Bank at all times has a first and prior security interest in the Restricted Account and the Sale Proceeds and that no other person or entity has any interest in or claim to the Restricted Account or the Sale Proceeds. Unless the Bank approves in writing, all Sale Proceeds will be used only to reduce the Borrower’s obligations to the Bank by $25,000,000.00 (the “Pharmacy Sale Payment”) and for the purposes set forth at Schedule “A” attached as a part hereof. Within five (5) business days after the Sale Proceeds are deposited into the Restricted Account, the Borrowers will cause a partial Pharmacy Sale Payment in the amount of $22,000,000.00 to be made to the Bank from the Restricted Account. Within thirty (30) days after the Sale Proceeds are deposited into the Restricted Account, the Borrowers will cause an additional payment of $3,000,000.00 to be made to the bank from the Restricted Account. Prior to full payment of the Pharmacy Sale Payment (but after payment of the partial Pharmacy Sale Payment in the amount of $22,000,000 to the Bank), Borrowers may make other payments and disbursements of funds in the Restricted Account for the purposes and not in excess of the amounts set forth in Schedule “A”. After the full Pharmacy Sale Payment is made to the Bank, the amounts on deposit in the Restricted Account will be transferred to the Borrower’s operating account to be disbursed solely in accordance with and for the purposes specified in Schedule “A.” Except (a) as specified on Schedule “A” and (b) for the owner financed debt currently outstanding for a pharmacy sold in connection with the Pharmacy Sales, the Borrowers and the Borrower’s affiliates will not use any of the Sale Proceeds to directly or indirectly pay any debt or obligations (other than reasonable, usual operating or overhead costs, or make any distributions, payments or other remuneration to any shareholders or members, or partners of the Borrowers or the Borrower’s affiliates. The Pharmacy Sale Payment in excess of the amounts advanced by the Bank under the Acquisition Note tranches to the Borrower for the acquisition of the Pharmacies will be applied to the Term Note.
7.     Plans; Proformas. The Borrowers will deliver to the Bank prior to July 31, 2010 (a) a detailed plan for maintaining full compliance with all of the covenants in the Loan Agreement and this Amendment and for paying the loan in full in the event that the Pharmacy Sales are not completed; and (b) proforma monthly balance sheet, income statement and cash needs statement

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(with detailed sources and uses) for the 15 month period from October 1, 2010 through December 31, 2011 for three scenarios: (i) all pharmacies sold, (ii) no pharmacies sold and (iii) some, but not all pharmacies sold. The proformas described in part (b) will be reviewed and approved by an independent third party engaged by the Borrower and acceptable to the Bank. All information in the proformas that is not available from any other source will be confidential and used only by the Bank for the purposes of this Third Amendment.
8.     Permitted Actions after Pharmacy Sale Payments. Notwithstanding any contrary provisions of the Loan Agreement (and in addition to the rights of the Borrowers under existing provisions of the Loan Agreement as existing prior to this Third Amendment), including Sections 8.3, 8.4, 8.7, 8.8 or 8.9 and any other provisions of the related Loan Documents, Borrowers may take any and all of the following actions, after the Pharmacy Sale Payment has been fully made to Bank and if Borrowers are not then in default of the Loan Agreement or the Loan Documents:
8.1 With prior written notice to the Bank, GRMH may issue and sell its convertible debt obligations and pay coupons thereon to the purchasers thereof on commercially reasonable market terms, such convertible debt obligations to be unsecured, using the proceeds of such issuance(s) for ordinary course operating needs of the Borrowers and/or planned and disclosed acquisitions of additions to the present businesses of Borrowers.
8.2 GRMH may issue its guaranty for any of the Borrowers ordinary course business obligations that are not otherwise prohibited by the Loan Agreement and Loan Documents;
8.3 Any of the Borrowers may loan, advance, contribute or distribute funds to any of the Borrowers. Any of the Borrowers may repay to any of the Borrowers any loan or advance.
9.     Account Control. Contemporaneously with the execution of this Amendment, the Borrowers will cause to be executed and delivered to the Bank an account control agreement in substantially the form as attached at Schedule “B” for all accounts of the Borrowers and the Borrower’s affiliates at Valliance Bank and other financial institutions. The Bank will exercise its rights to give instructions to Valliance under the Deposit Control Agreement only in the event of an uncured default under the Loan Agreement, as amended by this Agreement and any other Loan Documents or the exercise or attempt by any other person to exercise any dominion or control over the account, directly or indirectly, including through any order, attachment or levy.
10.     Representations. The Borrowers represent and warrant to the Bank that: (a) all necessary corporate action on the part of each party to be taken in connection with the execution, delivery and performance of this Amendment has been duly and effectively taken; (b) the execution, delivery and performance by each party of this Amendment does not constitute a violation or breach of such party’s articles of incorporation, by-laws or any other agreement or law by which such party is bound; (c) each representation and warranty contained in the Loan Agreement and Loan Documents is true and correct on the effective date of this Amendment as if made on such

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date; and (d) the Borrowers and the Borrower’s affiliates are not in default under the Loan Agreement or the Loan Documents or any other agreements with other parties of which failure to cure would constitute a default under the Loan Agreement or Loan Documents.
11.     Guarantor’s Consent. Each Guarantor hereby consents to this Amendment and the transactions contemplated herein and agrees that such Guarantor’s liability under any of the Guaranties in favor of the Bank will not be released, reduced, impaired or affected by this Amendment or the transactions contemplated herein.
12.     Full Force and Effect. Except as amended by this Amendment, all of the terms and provisions of the Loan Agreement and Loan Documents will continue in full force and effect, uninterrupted and unabated, and the Loan Agreement and Loan Documents as herein expressly amended, is hereby ratified, approved and confirmed in every respect.
13.     Expenses. The Borrowers will pay to the Bank all attorney’s fees and expenses incurred by the Bank in connection with this Amendment and the events leading to this Amendment.
14.     Counterparts. This Amendment may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one agreement.
[SIGNATURE PAGES TO FOLLOW]

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                    IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

GRAYMARK HEALTHCARE, INC., an Oklahoma Corporation

By	/s/ Stanton M. Nelson

Stanton M. Nelson, CEO

APOTHECARYRx LLC, an Oklahoma limited liability company

BY: GRAYMARK HEALTHCARE, INC., an Oklahoma Corporation, its MANAGER

	By	Stanton M. Nelson

Stanton M. Nelson, CEO

SDC HOLDINGS, LLC, an Oklahoma limited liability company

BY: GRAYMARK HEALTHCARE, INC., an Oklahoma Corporation, its MANAGER

	By	Stanton M. Nelson

Stanton M. Nelson, CEO

(the “Borrowers”)

OLIVER COMPANY HOLDINGS, LLC, an Oklahoma limited liability company

By	/s/ Roy T. Oliver

Roy T. Oliver, Manager

/s/ Roy T. Oliver

ROY T. OLIVER, individually

Third Amendment to Loan Agreement

THE ROY T. OLIVER REVOCABLE TRUST DATED JUNE 15, 2004

By	/s/ Roy T. Oliver

ROY T. OLIVER, Trustee

/s/ Stanton M. Nelson

STANTON M. NELSON, individually

VAHID SALALATI, individually

KEVIN LEWIS, individually

ROGER ELY, individually

LEWIS P. ZEIDNER, individually

(the “Guarantors”)

ARVEST BANK, an Arkansas banking corporation

By

Steve Faler, Senior Vice President

(the “Bank”)

Third Amendment to Loan Agreement

THE ROY T. OLIVER REVOCABLE TRUST DATED JUNE 15, 2004

By

ROY T. OLIVER, Trustee

STANTON M. NELSON, individually

VAHID SALALATI, individually

/s/ Kevin Lewis

KEVIN LEWIS, individually

ROGER ELY, individually

LEWIS P. ZEIDNER, individually

(the “Guarantors”)

ARVEST BANK, an Arkansas banking corporation

By

Steve Faler, Senior Vice President

(the “Bank”)

Third Amendment to Loan Agreement

THE ROY T. OLIVER REVOCABLE TRUST DATED JUNE 15, 2004

By

ROY T. OLIVER, Trustee

STANTON M. NELSON, individually

VAHID SALALATI, individually

KEVIN LEWIS, individually

ROGER ELY, individually

/s/ Lewis P. Zeidner

LEWIS P. ZEIDNER, individually

(the “Guarantors”)

ARVEST BANK, an Arkansas banking corporation

By

Steve Faler, Senior Vice President

(the “Bank”)

Third Amendment to Loan Agreement

THE ROY T. OLIVER REVOCABLE TRUST DATED JUNE 15, 2004

By

ROY T. OLIVER, Trustee

STANTON M. NELSON, individually

VAHID SALALATI, individually

KEVIN LEWIS, individually

ROGER ELY, individually

LEWIS P. ZEIDNER, individually

(the “Guarantors”)

ARVEST BANK, an Arkansas banking corporation

By	/s/ Steve Faler

Steve Faler, Senior Vice President

(the “Bank”)

Third Amendment to Loan Agreement